                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        March 3, 2005

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    0-27354                   65-0403311
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


             30831 Huntwood Ave., Hayward, CA                       94544
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         (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE
                  ------------------------

         On March 3, 2005, Impax Laboratories, Inc. issued a press release regarding the beginning of commercial distribution of a generic version of OxyContin(R) (Oxycodone Hydrochloride) Controlled Release 80 mg Tablets. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

                  (c)  Exhibits.

                           99.1 - Press Release



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               IMPAX LABORATORIES, INC.


Date: March 3, 2005                            By:  /s/ Cornel C. Spiegler
                                                  ------------------------------
                                                  Name:  Cornel C. Spiegler
                                                  Title: Chief Financial Officer














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